Exhibit 10.13

Schedule to Exhibit 10.13

There are 10 management agreements with Sonesta International Hotels Corporation for full service hotels, a representative form of which is filed as an exhibit to our Current Report on Form 8-K dated April 23, 2012 and which is incorporated herein by reference.  The other 9 management agreements, with the respective parties and applicable to the respective hotels listed below, are substantially identical in all material respects to the representative form of management agreement.

Owner	Hotel	Landlord	Date of Agreement	Effective Date	Invested Capital Amount	Section 2.02(1) Date

Cambridge TRS, Inc.	Royal Sonesta Cambridge 40 Edwin H. Land Boulevard Cambridge, MA 02142	HPT Cambridge LLC	January 31, 2012	January 31, 2012	$120,000,000	January 31, 2015

Cambridge TRS, Inc.	Royal Sonesta Harbor Court Baltimore 550 Light Street Baltimore, MD	Harbor Court Associates, LLC	May 31, 2012	May 31, 2012	$47,296,000	January 31, 2015

Cambridge TRS, Inc.	Sonesta Hotel Philadelphia 1800 Market Street Philadelphia, PA	HPT IHG-2 Properties Trust	June 18, 2012	June 18, 2012	$32,500,000	January 1, 2015

Cambridge TRS, Inc.	Royal Sonesta Houston Hotel 2222 West Loop South Houston, TX	HPT IHG-2 Properties Trust	July 16, 2012	July 16, 2012	$70,671,350	January 1, 2016

Cambridge TRS, Inc.	Sonesta Gwinnett Place 1775 Pleasant Hill Road Duluth, GA	HPT Cambridge LLC	February 26, 2013	May 17, 2013	$31,000,000	January 1, 2017

Cambridge TRS, Inc.	Royal Sonesta New Orleans 300 Bourbon Street New Orleans, LA	Royal Sonesta, Inc.	June 28, 2013	June 28, 2013	$151,000,000	January 1, 2016

Cambridge TRS, Inc.	Sonesta Fort Lauderdale 999 North Fort Lauderdale Beach Boulevard Fort Lauderdale, FL	HPT IHG-2 Properties Trust	May 30, 2014	May 30, 2014	$65,000,000	January 1, 2018

Cambridge TRS, Inc.	Sonesta Silicon Valley 1820 Barber Lane Milpitas, CA	HPT IHG-2 Properties Trust	December 5, 2016	December 5, 2016	$46,000,000	January 1, 2020

Cambridge TRS, Inc.	Royal Sonesta Chase Park Plaza 212-232 Kingshighway Boulevard St. Louis, MO	HPT IHG-2 Properties Trust	June 2, 2017	June 2, 2017	$87,750,000	January 1, 2021

(1) In November 2017, we and Sonesta International Hotels Corporation converted approximately half of the rooms in the Sonesta Gwinnett Place hotel in Duluth, GA into limited service rooms, and amended the applicable management agreement with respect to the base management fees Sonesta earns on those rooms.